RESTATED ADMINISTRATIVE SERVICES AGREEMENT

AGREEMENT effective as of the 1st day of June 2003 by and between The Dreyfus Corporation ("Dreyfus"), a New York corporation, and Nationwide Financial Services, Inc. and its subsidiaries and affiliates ("Client"), a New York corporation.

WITNESSETH:

WHEREAS, each of the investment companies listed on Schedule A hereto, as such Schedule may be amended from time to time (each, a "Fund" and collectively, the "Dreyfus Funds"), is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

WHEREAS, Client has entered into a Fund Participation Agreement (the "Participation Agreement") with each Funds listed on Schedule A hereto; and

WHEREAS, Dreyfus provides investment advisory and/or administrative services to the Dreyfus Funds; and

WHEREAS, Dreyfus Services Corporation ("DSC") is the distributor for the Dreyfus Funds; and

WHEREAS, the parties hereto have agreed to arrange separately for the performance of sub-accounting services for those owners of Client’s variable life or variable annuity contracts ("Client Customers") who allocate their investments to subaccounts that correspond with the Client’s purchase of a class of Fund shares designated next to the name of a Fund on Schedule A hereto, or, if a Fund does not offer multiple classes of shares, the shares of the Fund  (collectively, "Fund Shares"); and

WHEREAS, Dreyfus desires Client to perform such services and Client is willing and able to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, each party hereto severally agrees as follows:

1. Client agrees to perform the administrative services specified in Schedule B hereto (the "Administrative Services") for the benefit of Client Customers who allocate their investments to subaccounts of variable life and/or annuity contracts that correspond with the Client's purchase of Fund Shares.  Client will purchase Fund Shares for such subaccounts of the separate accounts that fund certain variable annuity and/or variable life contracts.  The Fund Shares will be held in these separate accounts and will be referred to as the “Master Account.”

2. Client represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to the Administrative Services. Upon the request of Dreyfus or its representatives, Client shall provide copies (at Dreyfus’s expense) of all the historical records relating to transactions by Client Customers in the subaccounts which correspond with Fund Shares purchased through the Master Account, and written communications regarding the Fund(s) to or from such Client Customers and other materials, in each case as may reasonably be requested to enable Dreyfus or its representatives, including without limitation its auditors, legal counsel or distributor, to monitor and review the Administrative Services, or to comply with any request of the board of directors, or trustees or general partners (collectively, the "Directors") of any Fund or of a governmental body, self-regulatory organization or a shareholder. Client agrees that it will permit Dreyfus, the Dreyfus Funds or their representatives to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the Administrative Services.

3. Client may, with the consent of Dreyfus, contract with or establish relationships with other parties for the provision of the Administrative Services or other activities of Client required by this Agreement, provided that Client shall be fully responsible for the acts and omissions of such other parties.

4. Client hereby agrees to notify Dreyfus promptly if for any reason it is unable to perform fully and promptly any of its obligations under this Agreement.

5. Client represents and warrants that it will only purchase Fund Shares for the purpose of funding the subaccounts of its separate accounts.  Client represents and warrants that it will not vote such Fund Shares registered in its name or the name of its separate accounts on its own behalf (so long as the Securities and Exchange Commission requires pass-through voting.)  Client further represents that it is not registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any applicable state securities laws nor as a transfer agent under the 1934 Act nor is it required to be so registered to enter into or perform the Administrative Services contemplated under this Agreement.

6. The provisions of this Agreement shall in no way limit the authority of Dreyfus, any Dreyfus Fund or DSC to take such action as any of such parties may deem appropriate or advisable in connection with all matters relating to the operations of any of such Funds and/or sale of Fund Shares.

7. In consideration of the performance of the Administrative Services by Client, Dreyfus agrees to pay Client a monthly fee at an annual rate which shall equal the percentage value, as set forth in Schedule A, of the average daily net assets attributable to Fund Shares maintained in the Master Account for Client Customers. Payment shall be made within 30 days following the end of each month.

8. Client shall indemnify and hold harmless the Dreyfus Funds, Dreyfus, DSC, and each of their respective officers, directors, trustees, employees and agents from and against any and all losses, claims, damages, expenses, or liabilities that any one or more of them may incur, including without limitation reasonable attorneys' fees, expenses and costs, arising out of or related to the performance or non-performance of Client of its responsibilities under this Agreement.

9. This Agreement may be terminated without penalty at any time by Client or by Dreyfus as to all of the Dreyfus Funds collectively, upon 180 days written notice to the other party. The provisions of paragraph 2 and paragraph 8 shall continue in full force and effect after termination of this Agreement. Notwithstanding the foregoing, this Agreement shall not require Client to preserve any records (in any medium or format) relating to this Agreement beyond the time periods otherwise required by the laws to which Client or the Dreyfus Funds are subject provided that such records shall be offered to the Dreyfus Funds in the event Client decides to no longer preserve such records following such time periods.

10. After the date of any termination of this Agreement in accordance with paragraph 9, no fee will be due with respect to Fund Shares first placed in the Master Account for Client Customers after the date of such termination.  However, notwithstanding any such termination, Dreyfus will remain obligated to pay Client the fee specified in paragraph 7 with respect to the Fund Shares maintained in the Master Account as of the date of such termination, for so long as such Fund Shares are held in the Master Account and Client continues to provide the Administrative Services with respect to such Fund Shares in conformity with this Agreement.  This Agreement, or any provision hereof, shall survive termination to the extent necessary for each party to perform its obligations with respect to Fund Shares for which a fee continues to be due subsequent to such termination.

11. Dreyfus may add to the Dreyfus Funds any other investment company for which Dreyfus serves as investment adviser or administrator by giving written notice to Client that it has elected to do so.

12. Client understands and agrees that the obligations of Dreyfus under this Agreement are not binding upon any of the Dreyfus Funds, or upon any of their Board Members or upon any shareholder of any of the Funds.

13. It is understood and agreed that in performing the services under this Agreement Client, acting in its capacity described herein, shall at no time be acting as an agent for Dreyfus, or DSC or any of the Dreyfus Funds. Client agrees, and agrees to cause its agents, not to make any representations concerning a Fund except those contained in the Fund's then-current prospectus or in current sales literature furnished by the Fund, Dreyfus or DSC to Client.

14. This Agreement, including the provisions set forth herein in paragraph 7, may only be amended pursuant to a written instrument signed by each party. This Agreement may not be assigned by a party hereto, by operation of law or otherwise, without the prior, written consent of the other party.

15. This Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law of such jurisdiction.

16. This Agreement, including its Exhibit and Schedule, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes any previous agreements and documents with respect to such matters and the funds listed on Schedule A.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

NATIONWIDE FINANCIAL SERVICES, INC.

Signed:
Name:   [William G. Goslee]
Title:  [Vice President]

THE DREYFUS CORPORATION

Signed:
Name:  William H. Maresca
Title:  Controller

SCHEDULE A

FEES TO BE PAID FOR ALL CLIENT PRODUCTS LAUNCHED PRIOR TO NOVEMBER 1, 1997

Fund Name	Share Class	Fee at an Annual Rate as a Percentage of the Average Daily Net Asset Value of Fund Shares (held on Behalf of Client Customers)

The Dreyfus Life and Annuity Index Fund (d/b/a Dreyfus Stock Index Fund)

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
Appreciation Portfolio
Growth and Income Portfolio
Small Cap Portfolio
	Initial Shares Initial Shares Initial Shares Initial Shares Initial Shares	____% ____% ____% ____% ____%

SCHEDULE A (continued)

FEES TO BE PAID FOR ALL CLIENT PRODUCTS LAUNCHED AFTER NOVEMBER 1, 1997
Fund Name	Share Class	Fee at an Annual Rate as a Percentage of the Average Daily Net Asset Value of Fund Shares (held on Behalf of Client Customers)
Dreyfus Investment Portfolios
Core Bond Portfolio
Core Value Portfolio
Emerging Leaders Portfolio
Emerging Markets Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio

The Dreyfus Life and Annuity Index Fund (d/b/a Dreyfus Stock Index Fund)

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
Appreciation Portfolio
Balanced Portfolio
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited High Term Income PortfolioInitial & Service Shares
Small Cap Portfolio
Small Company Stock Portfolio
Special Value Portfolio
Quality Bond Portfolio
Money Market Portfolio

Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares

Initial Shares

Initial Shares

Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____%

SCHEDULE A (continued)

Dreyfus Investment Portfolios
Core Bond Portfolio
Emerging Leaders Portfolio
Emerging Markets Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio
Small Cap Stock Index

The Dreyfus Life and Annuity Index Fund (d/b/a Dreyfus Stock Index Fund)

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
Appreciation Portfolio
Balanced Portfolio
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited High Term Income Portfolio
Small Cap Portfolio
Small Company Stock Portfolio
Special Value Portfolio
Quality Bond Portfolio

Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares

Service Shares

Service Shares

Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
Service Shares
____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____%

SCHEDULE B

Pursuant to the Agreement by and among the parties hereto, Client shall perform the following Administrative Services, to the extent such services are not otherwise provided to Client Customers in accordance with a Fund's Rule 12b-1 Plan and agreement thereunder:

1. Maintain separate records for each Client Customer, which records shall reflect units purchased and redeemed and unit values of the subaccounts which correspond with Fund Shares purchased by Client’s separate account.  Client shall also maintain records of the Client’s separate account which reflect the total Fund Shares purchased and redeemed and the Client’s separate account’s Fund Share balance.  Client shall maintain the Master Account with the transfer agent of the Fund on behalf of the Client’s separate account and such Master Account shall be in the name of Client or the separate account as the record owner of Fund Shares.

2. For each Fund, disburse or credit to Client Customers all proceeds of redemptions of Fund Shares and all dividends and other distributions not reinvested in Fund Shares.

3. Prepare and transmit to Client Customers periodic account statements showing the total number of Fund Shares owned by the Customer as of the statement closing date, purchases and redemptions of Fund Shares by the Customer during the period covered by the statement, and the dividends and other distributions paid to the Customer during the statement period (whether paid in cash or reinvested in Fund Shares).

4. Transmit to Client Customers proxy materials and reports and other information received by Client from any of the Dreyfus Funds and required to be sent to shareholders under the federal securities laws and, upon request of the Fund's transfer agent, transmit to Client Customers material Fund communications deemed by the Fund, through its Directors or other similar governing body, to be necessary and proper for receipt by all Fund beneficial shareholders.

5. Transmit to the Fund's transfer agent purchase and redemption orders on behalf of Client Customers.

ADDENDUM 1

This Addendum will supplement the Administrative Services Agreement dated June 1, 2003 between among The Dreyfus Corporation ("Dreyfus"), a New York corporation, and Nationwide Financial Services, Inc. and its subsidiaries and affiliates ("Client"), a New York corporation (the “Parties”).

WHEREAS, NFS sponsors a fee-based program (“Wrap Program”), which offers a no-load variable annuity contract (“Variable Annuity Wrap”) for investment by customers participating in the Wrap Program (“Wrap Program Participants”);

WHEREAS, NFS and Dreyfus wish to make available shares of those Dreyfus’ mutual funds that are only available for investment through variable insurance policies and variable annuity contracts as underlying investment options (“Insurance Funds”) listed on Schedule C in the Variable Annuity Wrap;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.
NFS will offer shares of the Insurance Funds, pursuant to the terms of Fund Participation Agreement entered into by the Parties on October 1, 2002 and this Administrative Services Agreement, as investment options in the Variable Annuity Wrap.

2.
NFS has retained PFPC INC. (“PFPC”) to perform administrative and shareholder services in support of the Wrap Program, including the transmission of all purchase, redemption, and exchange orders with respect to Fund transactions in the Variable Annuity Wrap (“Orders”).  NFS hereby authorizes Dreyfus to accept Orders placed by PFPC on NFS’s behalf.  NFS shall notify Dreyfus in writing 10 days prior to the effective date of any revocation of this authorization.

3.
In consideration of the administrative costs associated with establishing and maintaining the Variable Annuity Wrap, and in addition to those specified on Schedule A Dreyfus will pay NFS (i) an initial set-up fee of $  per Fund offered in the Variable Annuity Wrap, payable within 10 days following the date the Fund is made available in the Variable Annuity Wrap, and (ii) an annual maintenance fee of $  per Fund offered in the Variable Annuity Wrap, first payable within 10 days following the date the Fund is made available in the Variable Annuity Wrap, and then within 30 days following the beginning of each calendar year thereafter.  However, no annual maintenance fee will be payable in 2002 for each Fund that is made available in the Variable Annuity Wrap on or before December 31, 2002.

10.	The fees set forth in Paragraphs 3 of this Addendum are specific to the Wrap Program contemplated by this Addendum and do not apply to any other program.

IN WITNESS WHEREOF, this Addendum to the Services Agreement has been executed as of the date set forth above by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES, INC.

By:
Name:  [William G. Goslee]
Title:  [Vice President]

THE DREYFUS CORPORATION

By:
Name:  William H. Maresca
Title:  Controller

AMENDMENT TO RESTATED ADMINISTRATE SERVICES AGREEMENT

The Restated Administrative Services Agreement dated June 1, 2003 by and between The Dreyfus Corporation and Nationwide Financial Services, Inc. and its subsidiaries and affiliates (the "Agreement") is hereby amended, as follows:

1.	Schedule A to the Agreement is deleted, and replaced with the Schedule A attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment had been executed as of this [22] day of [July], 2005 by a duly authorized officer of each party.

THE DREYFUS CORPORATION	NATIONWIDE FINANCIAL SERVICES, INC.

By:	By:
Name: Gary R. Pierce	Name: Karen R. Colvin
Title: Controller	Title: Officer
Date: [8-02-05]	Date: 7-22-05

SCHEDULE A

FEES TO BE PAID FOR ALL CLIENT PRODUCTS LAUNCHED PRIOR TO
NOVEMBER 1, 1997

Fund Name	Share Class	Fee at an Annual Rate as a Percentage of the Average Daily Net Asset Value of Fund Shares (held on Behalf of Client Customers)
Dreyfus Stock Index Fund, Inc. The Dreyfus Socially Responsible Growth Fund, Inc. Dreyfus Variable Investment Fund Appreciation Portfolio Growth and Income Portfolio Small Cap Portfolio	Initial Shares Initial Shares Initial Shares Initial Shares Initial Shares	____% ____% ____% ____% ____%

SCHEDULE A (continued)

FEES TO BE PAID FOR ALL CLIENT PRODUCTS LAUNCHED AFTER
NOVEMBER 1, 1997

Fund Name	Share Class	Fee at an Annual Rate as a Percentage of the Average Daily Net Asset Value of Fund Shares (held on Behalf of Client Customers)
Dreyfus Investment Portfolios
Core Bond Portfolio
Core Value Portfolio
Emerging Leaders Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio

Dreyfus Stock Index Fund, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
Appreciation Portfolio
Balanced Portfolio
Developing Leaders Portfolio (formerly "Small Cap Portfolio")
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited Term High Yield Portfolio (formerly, "Limited Term High Income Portfolio")
Small Company Stock Portfolio
Special Value Portfolio
Quality Bond Portfolio
Money Market Portfolio

Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares

Initial Shares

Initial Shares

Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____%

SCHEDULE A (continued)

Fund Name	Share Class	Fee at an Annual Rate as a Percentage of the Average Daily Net Asset Value of Fund Shares (held on Behalf of Client Customers)
Dreyfus Investment Portfolios
Core Bond Portfolio
Core Value Portfolio
Emerging Leaders Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio

Dreyfus Stock Index Fund, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
Appreciation Portfolio
Balanced Portfolio
Developing Leaders Portfolio (formerly "Small Cap Portfolio")
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited Term High Yield Portfolio (formerly, "Limited Term High Income Portfolio")
Small Company Stock Portfolio
Special Value Portfolio
Quality Bond Portfolio
Money Market Portfolio

Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares

Initial Shares

Initial Shares

Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
Initial Shares
____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____%

June 1, 2003

Dreyfus Service Corporation
200 Park Avenue
New York, New York 10166

Ladies and Gentlemen:

We wish to enter into an Agreement with you with respect to our providing distribution, advertising and marketing assistance and shareholder services relating to the Service shares of each series of the management investment companies (each a "Fund") set forth on Schedule A hereto, as such Schedule may be revised from time to time, or if no series are set forth on such Schedule, the Fund, for which you are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds pursuant to the terms of a Distribution Agreement between you and the Fund.

The terms and conditions of this Agreement are as follows:

1.
We agree to provide distribution, advertising and marketing assistance relating to the Service shares of the Funds and shareholder services for the benefit of owners of variable annuity contracts and variable life insurance policies (together, "variable insurance products") we issue through our separate accounts that invest in the Service shares of the Funds ("owners"), which separate accounts are set forth on Schedule B hereto, as such Schedule may be revised from time to time.  Such services may include, without limitation: answering owner inquiries about the Funds; establishing information interfaces and websites and internal systems for Service shares; providing assistance and support with regard to the training of owner relationship personnel and sales agents; providing statements and/or reports showing tax, performance, owner account and other information relating to Service shares; providing portfolio manager commentaries to owners and other interested parties; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation.  If we are restricted or unable to provide the services contemplated above, we agree not to perform such services and not to accept fees thereafter.  Our acceptance of any fees hereunder shall constitute our representation (which shall survive any payment of such fees and any termination of this Agreement and shall be reaffirmed each time we accept a fee hereunder) that our receipt of such fee is lawful.

2.	We shall provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing the services described in Paragraph 1 of this Agreement.

3.
We agree that neither we nor any of our employees or agents are authorized to make any representation concerning any Fund, except those contained in the then current Prospectus furnished to us by you or the Fund, or in such supplemental literature or advertising materials as may be authorized by you in writing.

4.
We acknowledge that this Agreement is an agreement entered into pursuant to the Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and shall become effective for a Fund only when approved by a vote of a majority of (i) the Fund's Board of Directors or Trustees, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

5.
As to each Fund, this Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, providing such continuance is approved specifically at least annually by a vote of a majority of (i) the Fund's Directors and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

6.
(a) As to each Fund, this Agreement is terminable without penalty, at any time, by vote of a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's outstanding Service shares.  As to each Fund, this Agreement is terminable without penalty upon 15 days' notice by either party.  In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s).  Notwithstanding anything contained herein, if the Distribution Plan adopted by the Fund is terminated by the Fund's Board, or the Distribution Plan, or any part thereof, is found invalid or is ordered terminated by any regulatory or judicial authority, or we fail to perform the distribution, advertising, marketing and shareholder servicing functions contemplated herein as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us.  This Agreement also shall terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the Act).

(b) This Agreement shall become effective only when accepted and signed by you and when the conditions in Paragraph 4 of this Agreement are satisfied.  This Agreement may be amended by you upon 15 days' prior notice to us, and such amendment shall be deemed accepted by us upon the acceptance of a fee payable under this Agreement after the effective date of any such amendment.  This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements between the parties hereto relating to the subject matter hereof.

7.
In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay us with respect to each Fund, the fees set forth opposite the Fund's name on Schedule A hereto.  We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement, the Plan and the Fund's participation agreement with us are in effect.  We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.

8.
Each party hereby represents and warrants to the other party that: (a) it is a corporation, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which it was organized; (b) it will comply with all applicable federal and state laws, and the rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities in the performance of its duties and responsibilities hereunder; (c) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary action, and all other authorizations and approvals (if any) required for its lawful execution and delivery of this Agreement and its performance hereunder have been obtained; and (d) upon execution and delivery by it, and assuming due and valid execution and delivery by the other party, this Agreement will constitute a valid and binding agreement, enforceable in accordance with its terms.

9.
We represent and warrant that the services we agree to render under this Agreement are not services for which we deduct fees and charges under the variable insurance products investing in the Service shares or for which we are paid compensation pursuant to another arrangement.

10.
We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.

11.
(a) We agree to indemnify and hold harmless you and your officers and directors, and each Fund and its Directors and any person who controls you and/or the Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, from any and all loss, liability and expense resulting from our gross negligence or willful wrongful acts under this Agreement, except to the extent such loss, liability or expense is the result of your willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of the reckless disregard of your obligations and duties under this Agreement.

(b) You agree to indemnify and hold us and our officers and directors harmless from any and all loss, liability and expense resulting from your gross negligence or willful wrongful acts under this Agreement, except to the extent such loss, liability or expense is the result of our willful misfeasance, bad faith or gross negligence in the performance of our duties, or by reason of our reckless disregard of our obligations and duties under this Agreement.

12.
Neither this Agreement nor the performance of the services of the respective parties hereunder shall be considered to constitute an exclusive arrangement, or to create a partnership, association or joint venture between you and us.  Neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability, or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party.

13.
All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein).  Unless otherwise notified in writing, all notices to you shall be given or sent to you at 200 Park Avenue, New York, New York 10166, Attention: General Counsel, and all notices to us shall be given or sent to us at our address, which shall be furnished to you in writing on or before the effective date of this Agreement.

14.
This Agreement supersedes any and all prior agreements that contemplate the fees payable under this Agreement and made by and between the parties or any of their affiliates with respect to the  Funds as set forth on Schedule A.

15.	This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflict of laws.

Very truly yours,

NATIONWIDE FINANCIAL SERVICES, INC.
One Nationwide Plaza 1-09-V3
Columbus, Ohio  43215

By: ___________________
Name:  [William G. Goslee]
Title:  [Vice President]

Date:

NOTE:  Please sign and return both copies of this Agreement to Dreyfus Service Corporation.  Upon acceptance, one countersigned copy will be returned to you for your files.

Accepted:  DREYFUS SERVICE CORPORATION

By: ___________________
Name:  William H. Maresca
Title:  Chief Financial Officer

Date:  [06/26/03]

SCHEDULE A

Fund and Portfolio Name	Fee at an Annual Rate as a Percentage of Average Daily Net Asset Value of Service Shares held on behalf of owners[1]

Dreyfus Investment Portfolios
Core Bond Portfolio
Emerging Leaders Portfolio
Emerging Markets Portfolio
Founders Discovery Portfolio
Founders Growth Portfolio
Founders International Equity Portfolio
Founders Passport Portfolio
Japan Portfolio
MidCap Stock Portfolio
Technology Growth Portfolio
Small Cap Stock Index

The Dreyfus Life and Annuity Index Fund (d/b/a Dreyfus Stock Index Fund)

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
Appreciation Portfolio
Balanced Portfolio
Disciplined Stock Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Limited High Term Income Portfolio
Small Cap Portfolio
Small Company Stock Portfolio
Special Value Portfolio
Quality Bond Portfolio
____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____%

1 For purposes of determining the fee payable hereunder, the average daily net asset value of the Fund's Service shares shall be computed in the manner specified in the Fund's charter documents and then-current Prospectus and Statement of Additional Information.

SCHEDULE B

Nationwide Variable Account
Nationwide Variable Account-II
Nationwide Variable Account-3
Nationwide Variable Account-4
Nationwide Variable Account-5
Nationwide Variable Account-6
Nationwide Variable Account-7
Nationwide Variable Account-8
Nationwide Variable Account-9
Nationwide Variable Account-10
Nationwide Variable Account-11
Nationwide Variable Account -12
Nationwide Variable Account-13
Nationwide Variable Account-14
Nationwide Variable Account-15
Nationwide Variable Account-16
Multi-Flex Variable Account
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
Nationwide VA Separate Account-C
Nationwide VA Separate Account-D
Nationwide VLI Separate Account
Nationwide VLI Separate Account-2
Nationwide VLI Separate Account-3
Nationwide VLI Separate Account-4
Nationwide VLI Separate Account-5
Nationwide VLI Separate Account-6
Nationwide VL Separate Account
Nationwide VL Separate Account-A
Nationwide VL Separate Account-B
Nationwide VL Separate Account-C
Nationwide VL Separate Account-D
Nationwide DC Variable Account
Nationwide DC variable Account-II
NACo Variable Account
Nationwide Governmental Plans Variable Account
Nationwide Governmental Plans Variable Account-II
Nationwide Qualified Plans Variable Account
Nationwide Private Placement Variable Account
Ohio DC Variable Account

AMENDMENT TO 12B-1 LETTER AGREEMENT

The certain letter agreement dated June 1, 2003 between Nationwide Financial Services, Inc. and Dreyfus Service Corporation (the "Agreement") is hereby amended, as follows:

1.	Schedule A to the Agreement is deleted, and replaced with Schedule A attached hereto and made a part hereof.

2.	Schedule B to the Agreement is deleted, and replaced with Schedule B attached hereto and made a part hereof.

IN WITNESS WHEREOF, this Amendment had been executed as of this [22] day of [July], 2005 by a duly authorized officer of each party.

NATIONWIDE FINANCIAL SERVICES, INC.	THE DREYFUS CORPORATION

By:	By:
Name: Karen R. Colvin	Name: Gary R. Pierce
Title: Officer	Title: Chief Financial Officer
Date: 7-22-2005	Date: [8-02-05]

SCHEDULE A

Fund and Portfolio Name	Fee at an Annual Rate as a Percentage of the Average Daily Net Asset Value of Service Shares held on behalf of owners†
Dreyfus Investment Portfolios
- Core Bond Portfolio
- Emerging Leaders Portfolio
- Founders Discovery Portfolio
- Founders Growth Portfolio
- Founders International Equity Portfolio
- MidCap Stock Portfolio
- Small Cap Stock Index Portfolio
- Technology Growth Portfolio

Dreyfus Stock Index Fund, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Variable Investment Fund
- Appreciation Portfolio
- Balanced Portfolio
- Developing Leaders Portfolio (formerly "Small Cap Portfolio")
- Disciplined Stock Portfolio
- Growth and Income Portfolio
- International Equity Portfolio
- International Value Portfolio
- Limited Term High Yield Portfolio (formerly, "Limited Term High Income Portfolio")
- Quality Bond Portfolio
- Small Company Stock Portfolio
- Special Value Portfolio
____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____% ____%

†For purposes of determining the fee payable hereunder, the average daily net value of the Fund's service shares shall be computed in the manner specified in the Fund's charter documents and then-current Prospectus and Statement of Additional Information.

EXHIBIT B

Variable Accounts

Mutual Funds Separate Account
Nationwide Variable Account
Nationwide Variable Account-II
Nationwide Variable Account-3
Nationwide Variable Account-4
Nationwide Variable Account-5
Nationwide Variable Account-6
Nationwide Variable Account-7
Nationwide Variable Account-8
Nationwide Variable Account-9
Nationwide Variable Account-10
Nationwide Variable Account-11
Nationwide Variable Account-12
Nationwide Variable Account-13
Nationwide Variable Account-14
Nationwide Variable Account-15
Nationwide Variable Account-16
Multi-Flex Variable Account
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
Nationwide VA Separate Account-C
Nationwide VA Separate Account-D
Nationwide VLI Separate Account
Nationwide VLI Separate Account-2
Nationwide VLI Separate Account-3
Nationwide VLI Separate Account-4
Nationwide VLI Separate Account-5
Nationwide VLI Separate Account-6
Nationwide VI Separate Account
Nationwide VI Separate Account-A
Nationwide VI Separate Account-B
Nationwide VI Separate Account-C
Nationwide VI Separate Account-D
Nationwide DC Variable Account
Nationwide DC Variable Account-II
NACo Variable Account
Nationwide Governmental Plans Variable Account
Nationwide Governmental Plans Variable Account-II
Nationwide Qualified Plans Variable Account
Nationwide Qualified Plans Variable Account-II
Nationwide Private Placement Variable Account
Nationwide Private Placement Variable Account-II
Nationwide Provident VLI Separate Account 1

EXHIBIT B

Variable Accounts (continued)

Nationwide Provident VA Separate Account 1
Nationwide Provident VLI Separate Account A
Nationwide Provident VA Separate Account A
Ohio DC Variable Account
Variable Account 9 Memo